UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2019

TECNOGLASS INC.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-35436	98-1271120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Avenida Circunvalar a 100 mts de la Via 40 Barrio Las Flores, Barranquilla Colombia
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (57)(5)3734000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01.	Other Events.

On March 11, 2019, Tecnoglass Inc. (the “Company”) issued a press release announcing that the Company intends to offer for sale in a firm commitment underwritten public offering (the “Proposed Offering”) 8,000,000 ordinary shares of the Company. The Company also announced that it will grant to the underwriters a 30-day option to purchase an additional 1,200,000 ordinary shares.

Baird and Raymond James are serving as lead joint book-running managers for the proposed offering. B. Riley FBR, Inc. is serving as an additional joint book-running manager for the proposed offering with D.A. Davidson & Co. and Dougherty & Company acting as co-managers.

The Proposed Offering will be made pursuant to a shelf registration statement (File No. 333-227898) declared effective by the Securities and Exchange Commission on November 8, 2018. A preliminary prospectus supplement relating to the Proposed Offering has been filed with the Securities and Exchange Commission and a final prospectus supplement relating to the Proposed Offering will be filed with the Securities and Exchange Commission upon execution of an underwriting agreement with the underwriters in the Proposed Offering.

The press release announcing the Proposed Offering is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Cautionary Information Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including, but not limited to statements labeled with the terms “intends,” “anticipates,” and “will,” which are included in accordance with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties, and other factors which may cause actual results to differ from those expressed herein. Readers are cautioned not to place undue reliance on any such forward-looking statements, each of which speaks only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto, or any change in events, conditions, or circumstances on which any such statement is based.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits:

Exhibit	Description

99.1	Press release dated March 11, 2019.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 12, 2019	TECNOGLASS INC.

	By:	/s/ Jose M. Daes
Jose M. Daes
Chief Executive Officer

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